INTANGIBLE ASSET	12 Months Ended
Apr. 30, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSET

NOTE 4: INTANGIBLE ASSET

On November 10, 2020, the Company entered into a Trademark Assignment Agreement to acquire the “Slinger” trademark for $30,000 in cash, 35,000 shares of the Company’s common stock, and warrants to purchase 50,000 shares of the Company’s common stock at an exercise price of $0.50 per share. The warrants vested immediately and have a contractual life of 10 years.

The common stock was valued at the closing stock price on November 10, 2020 and the warrants were valued using a Black-Scholes option pricing model, for a fair value of $35,351 and $50,232, respectively.

The purchase price of the trademark was determined to be $115,583.